UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials


                                 SUSSEX BANCORP
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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

                           [LETTERHEAD OF SUSSEX BANCORP]


                                    March 28, 2001




Dear Shareholder:

         It has recently come to my attention that our Proxy Statement, dated March 19, 2001, contains a minor error regarding our existing stock option plans. In the introduction to Proposal 2, the Proxy Statement states that no options are available for grant under either of our 1995 Stock Option Plan for Non-Employee Directors or our 1995 Incentive Stock Option Plan. While this is substantially accurate for the Non-Employee Director Plan (less than 4,000 options are available for grant), it is not correct for the Incentive Stock Option Plan, which still has over 100,000 options available for grant. However, as you may know, we have recently appointed four (4) new members to the Board of The Sussex County State Bank, and the options remaining under the Non-Employee Directors Stock Option Plan will not provide them with the equity stake in the Company which the Board believes is necessary.

         I apologize for any confusion which this error may have caused. If you have any questions regarding the Proxy or about your Company, please feel free to call me at 973-827-2914. Looking forward to seeing you at the Annual Meeting, I remain:

                                            Very truly yours,

                                            /s/ Donald L. Kovach

                                            Donald L. Kovach
                                            Chairman & Chief Executive Officer